                                   3,300,000 Shares

                                  AEHR TEST SYSTEMS

                                     Common Stock

                                UNDERWRITING AGREEMENT

                                                                August ___, 1997

Oppenheimer & Co., Inc.
Needham & Company, Inc.
c/o Oppenheimer & Co., Inc.
Oppenheimer Tower
200 Liberty Street
World Financial Center
New York, New York  10281

On behalf of the Several
Underwriters named on
Schedule I attached hereto.

Ladies and Gentlemen:

         Aehr Test Systems, a California corporation (the "Company"), proposes, subject to the terms and conditions contained herein, to sell to you and the other underwriters named on Schedule I to this Agreement (the "Underwriters"), for whom you are acting as Representatives (the "Representatives"), an aggregate of 2,200,000 shares of the Common Stock, $0.01 par value (the "Common Stock") of the Company. Certain shareholders of the Company named on Schedule II hereto (the "Selling Shareholders") propose, subject to the terms and conditions contained herein, to sell to the Underwriters an aggregate of 1,100,000 shares of Common Stock, in the amounts set forth opposite the names of the respective Selling Shareholders on Schedule II. The aggregate of 3,300,000 shares to be sold by the Company and the Selling Shareholders is herein called the "Firm Shares." The respective amounts of the Firm Shares to be purchased by each of the several Underwriters are set forth opposite their names on Schedule I hereto, and the respective amounts of Firm Shares to be sold by the Selling Shareholders are set forth opposite their names on Schedule II. The Company and the Selling Shareholders are sometimes referred to herein collectively as the "Sellers." In addition, certain of the Selling Shareholders propose to grant to the Underwriters an option to purchase up to an additional 495,000 shares (the "Option Shares") of Common Stock from them for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are together called the "Shares."

         1. SALE AND PURCHASE OF THE SHARES. On the basis of the representations, warranties and covenants contained in, and subject to the terms and conditions of, this Agreement:

                   (a) The Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a price of $______ per share (the "Initial Price"), the number of Firm Shares set forth opposite the name of such Underwriter under the column "Number of Firm Shares to be Purchased from the Company" on Schedule I to this Agreement, subject to adjustment in accordance with
    Section 11 hereof. The Selling Shareholders agree to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Shareholders, at the Initial Price, the number of Firm Shares set forth opposite the name of such Underwriter under the column "Number of Firm Shares to be Purchased from Selling Shareholders" on Schedule I to this Agreement, subject to adjustment in accordance with Section 11 hereof.

                   (b) Certificates in negotiable form for the total number of the Firm Shares to be sold hereunder by each of the Selling Shareholders have been placed in custody with U.S. Stock Transfer Corporation as custodian (the "Custodian"), pursuant to the Custody Agreement and Irrevocable Power of Attorney (the "Custody Agreement") executed by each Selling Shareholder for delivery of all Firm Shares to be sold hereunder by such Selling Shareholder. Each of the Selling Shareholders specifically agrees that the Firm Shares represented by the certificates held in custody for such Selling Shareholder under the Custody Agreement are subject to the interests of the Underwriters hereunder, that the arrangements made by such Selling Shareholder for such custody are to that extent irrevocable, and that the obligations of such Selling Shareholder hereunder shall, subject to applicable law, not be terminable by any act or deed of the Selling Shareholder (or by any other person, firm or corporation including the Company, the Custodian or the Underwriters) or by operation of law (including the death of such Selling Shareholder) or by the occurrence of any other event or events, except as set forth in the Custody Agreement.
    If any such event should occur prior to the delivery to the Underwriters of the Firm Shares to be sold by the Selling Shareholders hereunder, certificates for the Firm Shares shall, except as set forth herein or in the Custody Agreement, be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such event had not occurred. The Custodian is authorized to receive and acknowledge receipt of the proceeds of the sale of the Shares to be sold by the Selling Shareholders held by it against delivery of such Shares.

                   (c) The Selling Shareholders identified on Schedule II hereto grant to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price. The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representatives to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. The number of Option Shares to be sold by each of the Selling Shareholders identified on Schedule II hereto shall be the same percentage (adjusted by the Representatives to eliminate fractions) of the number of Option Shares set forth opposite such Selling Shareholder's name on
    Schedule II hereof as the percentage of the total number of Option Shares being purchased by the Underwriters. Such option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below), and from time to time thereafter within 30 days after the date of this Agreement, in each case upon written or telegraphic notice, or oral or telephonic notice confirmed by written or telegraphic notice, by the Representatives to the Company and the Custodian no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

         2. DELIVERY AND PAYMENT. Delivery by the Company and the Custodian of the Firm Shares to the Representatives for the respective accounts of the Underwriters, and payment of the purchase price by certified or official bank check or checks payable in New York Clearing House (next day) funds drawn to the order of the Company for the Shares purchased from the Company and to the Custodian for the Shares purchased from the Selling Shareholders, against delivery of the respective certificates therefor to the Representatives, shall take place at the offices of Oppenheimer & Co., Inc. at Oppenheimer Tower, World Financial Center, New York, New York 10281, at 10:00 a.m., New York City time,
(a) on the third full business day following the first day that the shares are traded, (b) if this Agreement is executed and delivered after 4:30 p.m., New York City time, on the fourth business day following the date of this Agreement, or (c) at such time on such other date, not later than the fourth full business day following the Effective Date (as hereinafter defined), as shall be agreed upon by the Company, the Selling Shareholders and the Representatives (such time and date of delivery and payment are called the "Firm Shares Closing Date").

         In the event the option with respect to the Option Shares is exercised, delivery by the Custodian of the Option Shares to the Representatives for the respective accounts of the Underwriters, and payment of the purchase price by certified or official bank check or checks payable in New York Clearing House (next day) funds to the Custodian shall take place at the offices of Oppenheimer & Co., Inc. specified above at the time and on the date (which may be the same date as, but in no event shall be earlier than, the Firm Shares Closing Date) specified in the notice referred to in Section 1(c) (such time and date of delivery and payment are called the "Option Shares Closing Date"). The Firm Shares Closing Date and the Option Shares Closing Date are called, individually, a "Closing Date" and, together, the "Closing Dates."

         Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Representatives shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in
Section 1(c) and shall be made available to the Representatives for checking and packaging, at such place as is designated by the Representatives, one full business day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).

         3. REGISTRATION STATEMENT AND PROSPECTUS; PUBLIC OFFERING. The Company has prepared in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the published rules and regulations thereunder (the "Rules") adopted by the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 333-28987), including a preliminary prospectus relating to the Shares, and has filed with the Commission such registration statement and such amendments thereto as may have been required to the date of this Agreement. Copies of such registration statement (including all amendments thereof) and of the related preliminary prospectus have heretofore been delivered by the Company to you.
The term "preliminary prospectus" means any preliminary prospectus (as described in Rule 430 of the Rules) included at any time as part of the registration statement or filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules. The registration statement, as amended at the time and on the date it became effective (the "Effective Date"), including all exhibits and information, if any, deemed to be part of the registration statement pursuant to Rule 424(b), Rule 430A and Rule 434 of the Rules, is called the "Registration Statement." The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement or (A) if Rule 430(A) of the Rules is relied on, the term "Prospectus" means the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and (B) if Rule 434 of the Rules is relied on, then (i) the term "Prospectus" means the "prospectus subject to completion" (as such term is defined in Rule 434(g) of the Rules) together with the term sheet (the "Term Sheet") required under Rule 434(b) of the Rules and (ii) the date of such Prospectus shall be deemed to be the date of the Term Sheet. If the Company files a registration statement to register a portion of the Shares and relies on Rule 462(b) of the Rules for such registration statement to become effective upon filing with the Commission (the "Rule 462(b) Registration Statement"), then any reference to the "Registration Statement" herein shall be deemed to include both the registration statement referred to above (No. 333-28987) and the Rule 462(b) Registration Statement, as each such registration statement may be amended pursuant to the Securities Act.

          The Company and each of the Selling Shareholders understand that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Prospectus, as soon after the Effective Date and the date of this Agreement as the Representatives deem advisable. The Company and each of the Selling Shareholders hereby confirm that the Underwriters and dealers have been authorized to distribute or cause to be distributed each preliminary prospectus and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

         4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Underwriter as follows:

                   (a) On the Effective Date, the Registration Statement complied, and on the date of the Prospectus, on the date any post-effective amendment to the

    Registration Statement becomes effective, on the date any supplement or amendment to the Prospectus is filed with the Commission and on each Closing Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the applicable provisions of the Securities Act and the Rules; the Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the other dates referred to above neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that none of the representations and warranties in this paragraph 4(a) shall apply to statements in, or omissions from, the Registration Statement or the Prospectus made in reliance upon, and in conformity with, information herein or otherwise furnished in writing to the Company by the Representatives on behalf of the several Underwriters for use in the Registration Statement or the Prospectus. With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by the Representatives on behalf of the several Underwriters for use in the Registration Statement or the Prospectus is the paragraph with respect to stabilization on the inside front cover page of the Prospectus and the statements contained under the caption "Underwriting" in the Prospectus.

                   (b) The Registration Statement is effective under the Securities Act, and no stop order suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or are threatened under the Securities Act; any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules has been or will be made in the manner and within the time period required by such Rule 424(b).

                   (c) The consolidated financial statements of the Company (including all notes and schedules thereto) included in the Registration Statement and Prospectus present fairly the financial position, the results of the operations, the statements of cash flows and the statements of shareholders' equity and the other information purported to be shown therein of the Company and its consolidated subsidiaries at the respective dates and for the respective periods to which they apply; and such consolidated financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved, are correct and complete and are in accordance with the books and records of the Company and its consolidated subsidiaries. The summary and selected financial data included in the Prospectus present fairly the information shown therein as at the respective dates and for the respective periods specified, and the summary and selected financial data have been presented on a basis consistent with the consolidated financial statements so set forth in the Prospectus and such books and records.

                   (d) Coopers & Lybrand L.L.P., whose report is filed with the Commission as a part of the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Rules.

                   (e) The Company and each of it Subsidiaries (as hereinafter defined) is a corporation duly organized, validly existing and in good standing under their respective jurisdictions of organization. The Company has no subsidiary or subsidiaries and does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization, except for those set forth on SCHEDULE 4(e) hereto. The Company and each such subsidiary or other entity (collectively, "Subsidiaries") is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its business makes such qualification necessary except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its Subsidiaries considered as a whole (a "Material Adverse Effect"). Except as disclosed in the Prospectus, neither the Company nor any Subsidiary owns, leases or licenses any asset or property or conducts any business outside the United States. The Company and each of its Subsidiaries has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity, to own, lease and license its assets and properties and conduct its businesses as now being conducted and as described in the Prospectus except for such authorizations, approvals, consents, orders, licenses, certificates and permits the failure to so obtain would not have a Material Adverse Effect; no such authorization, approval, consent, order, license, certificate or permit contains a materially burdensome restriction other than as disclosed in the Prospectus; and the Company has all such corporate power and authority and such authorizations, approvals, consents, orders, licenses, certificates and permits to enter into, deliver and perform this Agreement and to issue and sell the Shares.

                   (f) The Company and each of its Subsidiaries owns, or possesses adequate and enforceable rights, either as owner or licensee, to use all patents, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as described in the Prospectus. Neither the Company nor any of its Subsidiaries has received any notice of, or is aware of, any infringement of or conflict with asserted rights of others with respect to any Intangibles. No Intangibles of the Company or any Subsidiary are in dispute or are in any conflict with the right of any other person or entity and the Company and each of its Subsidiaries (i) has or will have the right to use, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects, restrictions or equities of any kind whatsoever all licenses and rights to the Intangibles used in the conduct of their business as now conducted or proposed to be conducted without infringing upon or otherwise acting adversely to the right or claimed right of any other person and (ii) is not or will not become, as the case may be, obligated or in any way liable for any payment by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any Intangibles with respect to the use thereof or in connection with the conduct of their business or otherwise, except in each case as disclosed in the Prospectus and except for any such payments, claims, uses, liens, charges, encumbrances, pledges, security interests, defects, restrictions and equities which would not have a Material Adverse Effect.

                   (g) The Company and each of its Subsidiaries has good and marketable title in fee simple to each of the items of property which are reflected in the consolidated financial statements referred to in
    Section 4(c) or are referred to in the Registration Statement or the Prospectus as being owned by it and valid and enforceable leasehold interests in each of the items of real and personal property which are referred to in the Registration Statement or the Prospectus as being leased by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those described in the Prospectus and those which do not and will not have a Material Adverse Effect.

                   (h) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, pending or, to the Company's knowledge, threatened (and the Company does not know of any basis therefor) against or involving the assets, properties or business of, the Company or any of its Subsidiaries or their respective directors or officers which is required to be disclosed in the Prospectus that is not so disclosed or which, if adversely determined, could be reasonably expected to have a Material Adverse Effect.

                   (i) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein, (i) there has not been any material adverse change in the assets or properties, business, results of operations, prospects or condition (financial or otherwise), of the Company or any of its Subsidiaries, whether or not arising from transactions in the ordinary course of business; (ii) neither the Company nor any of its Subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would have a Material Adverse Effect; and (iii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as reflected therein, neither the Company nor any of its Subsidiaries has (A) issued any securities, (other than shares issued pursuant to the exercise of options granted under stock option plans or agreements described in the Registration Statement and Prospectus), or incurred any liability or obligation, direct or contingent, for borrowed money, except for borrowings under its existing credit facilities in the ordinary course of business, (B) entered into any transaction not in the ordinary course of business or (C) declared or paid any dividend or made any distribution on any shares of its capital stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its stock.

                   (j) There is no document, contract or other agreement of a character required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act or the Rules. Each agreement described in the Registration Statement and the Prospectus or listed in the Exhibits to the Registration Statement is in full force and effect and is valid and enforceable by and against the Company or the Subsidiaries, as the case may be, in accordance with its terms. Neither the Company, the Subsidiaries, nor to the Company's knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event would have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or any of its Subsidiaries of any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties or businesses may be bound or affected which default or event would have a Material Adverse Effect.

                   (k) Neither the Company nor any of its Subsidiaries is in violation of (i) any term or provision of its charter or by-laws, in each case amended to the date hereof or (ii) any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation would have a Material Adverse Effect.

                   (l) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will (i) give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any of its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of its Subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or its Subsidiaries or (ii) violate any provision of the charter, by-laws or other organizational documents of the Company or any of its Subsidiaries, in each case as amended to the date hereof. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Shares or the consummation of the other transactions contemplated by this Agreement, except the registration under the Securities Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

                   (m) The Company's authorized, issued and outstanding capital stock is on the date hereof, and will be on the Closing Date, as set forth under the caption "Capitalization" in the Prospectus (except for subsequent issuances pursuant to outstanding options described in the Registration Statement and Prospectus). The certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company. All of the issued and outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right or any state or Federal securities laws. The Shares have been duly authorized and the Shares to be sold by the Company, when issued and sold pursuant to the Agreement, will be duly and validly issued, fully paid and nonassessable and the Underwriters will receive good title to such Shares, free and clear of all liens, security interests, pledges, changes, claims and encumbrances. There are no statutory, preemptive or other similar rights to subscribe for or to purchase or acquire any shares of Common Stock of the Company or any of its Subsidiaries or any such rights pursuant to their respective charter or by-laws, in each case as amended to the date hereof, or any agreement or instrument to or by which the Company or any of its Subsidiaries is party or bound. Except as disclosed in the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any of its Subsidiaries or any security convertible into, or exercisable or exchangeable for, such stock. The Common Stock and the Shares conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus. As of the date hereof and as of the Closing Date, all outstanding shares of capital stock of each Subsidiary have been and will be duly authorized and validly issued, and are and will be fully paid and nonassessable and owned directly by the Company or by another wholly-owned subsidiary of the Company free and clear of any security interests, liens, encumbrances, equities or claims, other than those described in the Prospectus. The Company has a sufficient number of authorized but unissued shares of Common Stock to enable the Company to issue, without further shareholder action, all the Shares to be sold by the Company.

                   (n) No holder of securities of the Company has rights, which have not been waived, to the registration of shares of Common Stock or other securities, as a result of the filing of the Registration Statement by the Company or the offering contemplated thereby. Each shareholder or optionholder, holding shares, or options to purchase shares, representing 1.0% or more of the Company's Common Stock and each director and executive officer of the Company has delivered to the Representatives its, his or her enforceable written agreement (each, a "Lock-Up Agreement") in the form attached to this Agreement. To the knowledge of the Company, from June 11, 1997 through the date hereof, no such shareholder, director or executive officer has sold any of its Common

    Stock or reduced its, his or her risk through the use of any option, put, call or other derivative security relative to its Common Stock.

                   (o) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company and the sale of the Shares by the Selling Shareholders. This Agreement has been duly and validly executed and delivered by the Company and constitutes and will constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (ii) to the extent that rights to indemnity or contribution under this Agreement may be limited by Federal and state securities laws or the public policy underlying such laws.

                   (p) No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company is threatened; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which could have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has violated any applicable safety or similar law applicable to its business nor any Federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable Federal or state wages and hours law, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, the violation of any of which could have a Material Adverse Effect. The Company is not aware of any threatened or pending litigation between the Company or any of its Subsidiaries and any of its executive officers which, if adversely determined, could have a Material Adverse Effect and has no reason to believe that such officers will not remain in the employment of the Company.

                   (q) No transaction has occurred between or among the Company or any of its Subsidiaries and any of their officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in and is not described in the Prospectus.

                   (r) Neither the Company nor any of its Subsidiaries has taken, nor will any of them take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock.

                   (s) Neither the Company nor any of its Subsidiaries has ever been denied a license, permit or authorization and the operating practices and procedures of the Company and each of its Subsidiaries are in material compliance with all applicable Federal, state and local laws, rules and regulations and, with respect to the Subsidiaries, the applicable laws of Japan and Germany.

                   (t) The Company and each of its Subsidiaries has timely filed all Federal, state, local and foreign tax returns which are required to be filed through the date hereof, or has received extensions thereof (and such returns are each true, correct and complete in all material respects) and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due. There are no tax audits or investigations pending which if adversely determined would have a Material Adverse Effect, and there is no further liability (whether or not disclosed in such returns) or assessment for any such tax, and no interest or penalties accrued or accruing with respect thereto, except as may be set forth or adequately reserved for in the financial statements included in the Registration Statement and the Prospectus; and the amounts currently set up as provisions for taxes or otherwise by the Company and each of its Subsidiaries on their books and records are sufficient for the payment of all their unpaid Federal, foreign, state, county and local taxes accrued through the dates as of which they speak, and for which the Company and each of its Subsidiaries may be liable in their own right, or as a transferee of the assets of, or as successor to any other corporation, association, partnership, joint venture or other entity.

                   (u) The books, records and accounts of the Company and each of its Subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its Subsidiaries, respectively. The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                   (v) The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the business in which they are engaged or propose to engage after giving effect to the transactions described in the Prospectus; and neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their business at a cost that would not have a Material Adverse Effect.

                   (w) Each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated required to be obtained or performed by the Company (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or may be necessary to qualify the Shares under the state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

                   (x) The Shares have been duly authorized for quotation on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System, and a registration statement has been filed on Form 8-A pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which registration statement complies in all material respects with the Exchange Act.

                   (y) The Company and each of its Subsidiaries have such licenses, permits and other approvals or authorizations of and from governmental or regulatory authorities ("Permits") as are necessary under applicable law to own their respective properties and to conduct their respective businesses in the manner now being conducted and as described in the Registration Statement and the Prospectus except where the failure to have such Permits, individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect; and the Company and each of its Subsidiaries has fulfilled and performed all of its respective obligations with respect to such Permits, and no event has occurred which allows, or after notice or lapse of time or both would allow, revocation or termination thereof or result in any other impairment of the rights of the holder of any such Permits except such Permits which individually or in the aggregate do not have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has ever been denied a Permit of the type referred to in this subsection (y).

                   (z) There are no affiliations with the NASD among the Company's officers, directors or, to the best knowledge of the Company, any five percent or greater shareholder of the Company, except as set forth in the Registration Statement or otherwise disclosed in writing to the Representatives of the Underwriters.

                   (aa) (i) The Company and each of its Subsidiaries is in compliance in all material respects with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") which are applicable to its business; (ii) neither the Company nor any of its Subsidiaries has received any notice (written or oral) from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) the Company and each of its Subsidiaries has received all permits, licenses or other approvals or authorizations required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license, approval or authorization; (iv) to the Company's knowledge, no facts currently exist that will require the Company or any of its Subsidiaries to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, leased or occupied by the Company or any of its Subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.), or otherwise designated as a contaminated site under applicable state or local law.

                   (bb) The Company is not an "Investment Company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act').

                   (cc) Neither the Company, any of its Subsidiaries or any other person associated with or acting on behalf of the Company or any of its Subsidiaries including, without limitation, any director, officer, agent or employee of the Company or any of its Subsidiaries has, directly or indirectly, while acting on behalf of the Company or its Subsidiaries
    (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity;
    (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

         5. REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS. Each Selling Shareholder, severally, hereby represents and warrants to each Underwriter as follows:

                   (a) Such Selling Shareholder has caused certificates for the number of Shares to be sold by such Selling Shareholder hereunder to be delivered to the Custodian, endorsed in blank or with blank stock powers duly executed, with a signature appropriately guaranteed, such certificates to be held in custody by the Custodian for delivery, pursuant to the provisions of this Agreement and the Custody Agreement.

                   (b) Such Selling Shareholder has granted an irrevocable power of attorney (the "Power of Attorney") to the persons named therein, on behalf of the Selling Shareholder, to execute and deliver this Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the Shares to be sold by the Selling Shareholder pursuant thereto, and all authorizations and consents necessary for the execution and delivery by such Selling Shareholder of this Agreement and the Custody Agreement on behalf of such Selling Shareholder have been duly given and received.

                   (c) This Agreement, the Custody Agreement, the Power of Attorney and a Lock-Up Agreement have each been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and constitute the legal, valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except (i) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (ii) to the extent that rights to indemnity or contribution under this Agreement may be limited by Federal or state securities laws or the public policy underlying such laws.

                   (d) The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement will not (i) contravene any provision of applicable law, or any agreement or other instrument binding upon such Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, or (ii) give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the imposition of any lien, charge or encumbrance upon any properties or assets of such Selling Shareholder pursuant to the terms of any indenture, mortgage, deed of trust or other agreement or instrument by which such Selling Shareholder is a party or by which such Selling Shareholder is bound. No consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

                   (e) Such Selling Shareholder has, and on each Closing Date will have the sole right to dispose of the Shares to be sold by such Selling Shareholder hereunder and valid and marketable title to the Shares to be sold by such Selling Shareholder on such Closing Date and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder. Such Selling Shareholder will have paid all stock transfer and stamp taxes which are required to be paid in connection with the Shares.

                   (f) Upon delivery of and payment for the Shares to be sold by such Selling Shareholder pursuant to this Agreement, the several Underwriters will receive valid and marketable title to such Shares, free and clear of any security interests, liens, encumbrances, equities or claims.

                   (g) All information relating to such Selling Shareholder furnished in writing by such Selling Shareholder expressly for use in the Registration Statement and Prospectus is, and on each Closing Date will be, true, correct, and complete, and does not, and on each Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading.

                   (h) Such Selling Shareholder has reviewed the Registration Statement and Prospectus and, although such Selling Shareholder has not independently verified the accuracy or completeness of all the information contained therein, nothing has come to the attention of such Selling Shareholder that would lead such Selling Shareholder to believe that (i) on the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein in order to make the statements made therein not misleading or (ii) on the Effective Date, the Prospectus contained or, on any Closing Date contains, any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                   (i) The sale of Shares by such Selling Shareholder pursuant to this Agreement is not prompted by such Selling Shareholder's knowledge of any material information concerning the Company or any of its Subsidiaries which is not set forth in the Prospectus.

                   (j) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                   (k) Such Selling Shareholder has no actual knowledge that any representation or warranty of the Company set forth in Section 4 above is untrue or inaccurate in any material respect.

         6. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

                   (a) Notification that the Registration Statement has become effective shall have been received by the Representatives and the Prospectus shall have been timely filed with the Commission in accordance with Section 7(a)(i) of this Agreement.

                   (b) No order preventing or suspending the use of any preliminary prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Representatives.

                   (c) The representations and warranties of the Company and the Selling Shareholders contained in this Agreement and in the certificates delivered pursuant to Sections 6(d) and 6(e) shall be true and correct when made and on and as of each Closing Date as if made on such date, and the Company and the Selling Shareholders shall have performed all the covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by them at or before such Closing Date.

                   (d) The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives and dated such Closing Date, of the president and chief executive officer and the chief financial officer of the Company to the effect that (i) the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of the Company in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date and the Company has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such Closing Date, and (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and to the best of their knowledge, no proceedings for that purpose have been instituted or are pending under the Securities Act.

                   (e) The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives and dated such Closing Date, of each Selling Shareholder, to the effect that such Selling Shareholder has carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of such Selling Shareholders contained in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date and such Selling Shareholders has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by such Selling Shareholder at or prior to such Closing Date.

                   (f) The Representatives shall have received Lock-Up Agreements from each of the Company's shareholders and optionholders holding outstanding shares, or options to purchase shares, representing 1.0% or more of the Company's Common Stock and from each director and executive officer of the Company.

                   (g) The Representatives shall have received on the Effective Date, at the time this Agreement is executed and on each Closing Date a signed letter from Coopers & Lybrand L.L.P. addressed to the Representatives and dated, respectively, the Effective Date, the date of this Agreement and each such Closing Date, in form and substance reasonably satisfactory to the Representatives, confirming that they are independent accountants to the Company within the meaning of the Securities Act and the Rules, that the response to Item 10 of the Registration Statement is correct insofar as it relates to them and stating in effect that:

                        (i) in their opinion the audited consolidated financial statements and consolidated financial statement schedules included in the Registration Statement and the Prospectus audited and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules;

                        (ii) they have performed the procedures set forth in Statement of Accounting Standards No. 71 ("SAS 71") for a review of interim financial information with respect to the quarters ended August 31 and November 30, 1995, February 19, August 31, and November 30, 1996 and February 28, 1997 and that, in the course of such review, nothing came to the attention of such firm that leads them to believe that any changes need to be made in the financial statements for such quarters for them to be in accordance with generally accepted accounting principles.

                        (iii) on the basis of a reading of the amounts included in Registration Statement and the Prospectus under the headings "Summary Consolidated Financial Information" and "Selected Consolidated Financial Data," carrying out certain procedures, including a reading of the latest available interim financial statements of the Company and each Subsidiary (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter, a reading of the minutes of the meetings of the shareholders and directors of the Company, and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company as to transactions and events subsequent to the date of the latest audited financial statements, except as disclosed in the Registration Statement and the Prospectus, nothing came to their attention which caused them to believe that: (A) the amounts in "Summary Consolidated Financial Information," and "Selected Consolidated Financial Data" included in the Registration Statement and the Prospectus do not agree with the corresponding amounts in the audited or unaudited consolidated financial statements from which such amounts were derived; or (B) during the period from May 31, 1997 to a specified date not more than five days prior to the date of such letter there was any change in the consolidated capital stock or consolidated debt of the Company and its Subsidiaries, or any decrease in the consolidated current assets or consolidated total assets or consolidated shareholders' equity of the Company and its Subsidiaries, each as compared with the amounts shown on the consolidation balance sheet as of May 31, 1997 included in the Registration Statement, or any decrease from June 1, 1997 to the specified date, on a proportional basis with the fiscal quarter ended May 31, 1997, in net sales, income from operations, income before income taxes, net income or net income per share, except in all instances for changes, decreases or increases which the Registration Statement and the Prospectus disclose have occurred or may occur and except for such other changes, decreases or increases which you shall in your sole discretion accept.

                        (iv) they have performed certain other procedures as may be permitted under generally acceptable auditing standards as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company) set forth in the Registration Statement and the Prospectus and specified by the Representatives agrees with the accounting records of the Company and the Subsidiaries; and

                        (v)   based upon the procedures set forth in
         clauses (ii) and (iii) above and a reading of the amounts included in the Registration Statement under the headings "Summary Consolidated Financial Information" and "Selected Consolidated Financial Data" included in the Registration Statement and Prospectus and a reading of the financial statements, from which certain of such data were derived, nothing has come to their attention that gives them reason to believe (A) that the "Summary Consolidated Financial Information" and "Selected

         Consolidated Financial Data" included in the Registration Statement and Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Rules or (B) that the information set forth therein is not fairly stated in relation to the financial statements included in the Registration Statement or Prospectus from which certain of such data were derived or is not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and Prospectus.

    References to the Registration Statement and the Prospectus in this paragraph (g) are to such documents as amended and supplemented at the date of the letter.

                   (h) The Representatives shall have received on each Closing Date from Wilson, Sonsini, Goodrich & Rosati, counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

                        (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which it owns or leases properties, except for such jurisdictions where the failure to so qualify would not have a Material Adverse Effect.

                        (ii) The Company has all requisite corporate power and authority to own, lease and license its assets and properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus and to enter into, deliver and perform this Agreement and to issue and sell the Shares to be sold by the Company hereunder.

                        (iii) The Company has authorized, issued and outstanding capital stock as set forth in the Registration Statement and the Prospectus under the caption "Capitalization;" the certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company; all of the issued and outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable. There are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any shares of Common Stock of the Company or any such rights pursuant to the Company's Articles of Incorporation or by-laws, each as amended to date, or any agreement filed as an exhibit to the Registration Statement or, to such counsel's knowledge, any other agreement. The Shares to be sold by the Company hereunder when issued and sold pursuant to this Agreement will be duly and validly authorized and issued, fully paid and nonassessable and, to such counsel's knowledge, free and clear of all security interests, liens, encumbrances, equities or claims. To such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus and for subsequent employee option grants made in the ordinary course of business, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of stock of the Company or any of its Subsidiaries, or any security convertible into, exercisable for, or exchangeable for stock of the Company or any of its Subsidiaries. The Common Stock and the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus. The Company has a sufficient number of authorized but unissued shares of Common Stock to enable the Company to issue, without further shareholder action, all the Shares to be sold by the Company.

                        (iv) Each of the Lock-Up Agreements executed by the Company's shareholders, optionholders, directors and executive officers has been duly and validly delivered by such persons and constitutes the legal, valid and binding obligation of each such person enforceable against each such person in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                        (v) To such counsel's knowledge, no holder of securities of the Company has rights, which have not been waived, to the registration of shares of Common Stock or other securities, as a result of the filing of the Registration Statement by the Company or the offering contemplated thereby.

                        (vi) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company and the sale of the Shares by the Selling Shareholders. This Agreement has been duly and validly authorized, executed and delivered by the Company and this Agreement constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (A) as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and
         (B) to the extent that rights to indemnity or contribution under this Agreement may be limited by Federal or state securities laws or the public policy underlying the laws.

                        (vii) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will (A) give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under (except those which have been obtained), or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company pursuant to (i) the terms of any indenture, mortgage, deed of trust, note or other agreement or instrument of which such counsel is aware and to which the Company is a party or by which it or any of its properties or businesses is bound or (ii) any franchise, license, permit, judgment, decree, order, statute, rule or regulation of which such counsel is aware or (B) violate any provision of the Articles of Incorporation or by-laws of the Company, each as amended to date.

                        (viii) To such counsel's knowledge, no default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default, in the due performance and observance of any term, covenant or condition by the Company of any indenture, mortgage, deed of trust, note or any other agreement or instrument to which the Company is a party or by which it or any of its assets or properties or businesses may be bound or affected, where the consequences of such default could have a Material and Adverse Effect.

                        (ix) To such counsel's knowledge, the Company is not in violation of any term or provision of its Articles of Incorporation or by-laws or any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation could have a Material Adverse Effect.

                        (x) No consent, approval, authorization or order of any court or governmental or regulatory agency or body is required for the execution, delivery or performance of this Agreement by the Company or the consummation of the transactions contemplated hereby or thereby, except such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters.

                        (xi) To such counsel's knowledge, there is no action, suit or other proceeding or investigation before any court or governmental agency or body, domestic or foreign, pending or threatened against, or involving the assets, properties or businesses of, the Company or its directors or officers which could have a Material Adverse Effect or which is required to be described in the Registration Statement which is not so described.

                        (xii) The statements in the Prospectus under the caption "Description of Capital Stock," insofar as such statements constitute a summary of documents referred to therein or matters of law, are fair summaries in all material respects and accurately present the information called for with respect to such documents and matters. All documents, contracts and other agreements required to be filed as exhibits to, or described in, the Registration Statement have been so filed with the Commission or are fairly described in the Registration Statement, as the case may be.

                        (xiii) The Registration Statement, all preliminary prospectuses and the Prospectus and each amendment or supplement thereto

         (except for the financial statements and schedules and other financial and statistical data derived therefrom or included therein or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules.

                        (xiv) The Registration Statement is effective under the Securities Act, and no stop order suspending the effectiveness of the Registration Statement of suspending or preventing the use of the Prospectus has been issued and to such counsel's knowledge, no proceedings for that purpose have been instituted or are threatened under the Securities Act; any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules has been made in the manner and within the time period required by such Rule 424(b).

                        (xv)  The registration of the Common Stock under
         Section 12(g) of the Exchange Act has become effective.

                        (xvi) The Common Stock, including the Shares, has been authorized for quotation on the Nasdaq National Market.

                        (xvii) The capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus under the caption "Description of Capital Stock."

                        (xviii) The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act.

              To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the State of California or the Federal laws of the United States; provided that such counsel shall state that in their opinion the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters.

              In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representatives and representatives of the independent public accountants of the Company, at which conferences the contents of the Registration Statement and Prospectus and related matters were discussed and that, although such counsel has not undertaken to independently verify and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need make no statement) on the date thereof contained or at any Closing Date contains any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                   (i) The Representatives shall have received on each Closing Date from Wilson, Sonsini, Goodrich & Rosati, counsel for the Selling Shareholders, an opinion addressed to the Representatives and dated such Closing Date, and stating in effect that:

                        (i) This Agreement has been duly and validly executed and delivered by or on behalf of each of the Selling Shareholders.

                        (ii) This Agreement, the Custody Agreement, the Power of Attorney and the Lock-Up Agreement each constitute the legal, valid and binding obligation of each of the Selling Shareholders enforceable in accordance with their respective terms except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (B) to the extent that rights to indemnity or contribution under this Agreement may be limited by Federal or state securities laws or the public policy underlying such laws; and each Selling Shareholder has full legal right, power and authority to enter into this Agreement and to sell, transfer and deliver in the manner provided in this Agreement, the Shares to be sold by such Selling Shareholder hereunder.

                        (iii) To such counsel's knowledge, the transfer and sale by each Selling Shareholder of the Shares to be sold by such Selling Shareholders as contemplated by this Agreement do not give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, and will not conflict with, result in a breach of, or constitute a default under any agreement or instrument to which the Selling Shareholders are parties by which the Selling Shareholders or any of their properties may be bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation.

                        (iv) All of the Selling Shareholders' rights in the Shares to be sold by the Selling Shareholders pursuant to this Agreement, have been transferred to the Underwriters who have severally purchased such Shares pursuant to this Agreement, free and clear of adverse claims, assuming for purposes of this opinion that the Underwriters purchased the same in good faith without notice of any adverse claims. All stock transfer and stamp taxes which are required to be paid in connection with the sale of the Shares by the Selling Shareholders have been paid.

                        (v) No consent, approval, authorization, license, certificate, permit or order of any court, governmental or regulatory agency, authority or body or financial institution is required in connection with the performance of this Agreement by any of the Selling Shareholders or the consummation of the transactions contemplated hereby, including the delivery and sale of the Shares to be delivered and sold by the Selling Shareholders, except such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters.

              To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of the Selling Shareholders and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the State of California or the Federal laws of the United States; provided that such counsel shall state that in their opinion the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters.

              In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representatives and representatives of the independent public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and that, although such counsel has not undertaken to independently verify and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need make no statement) on the date thereof contained or at any Closing Date contains any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                   (j) The Representatives shall have received on each Closing Date from Fujimori Law Office, counsel to Aehr Test Systems Japan (the "Japanese Subsidiary"), an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

                        (i) The Japanese Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of Japan and is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its business makes such qualification necessary, except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets, properties, business, results of operations, prospects or condition (financial or otherwise) of the Japanese Subsidiary.

                        (ii) The Japanese Subsidiary has all requisite corporate power and authority to own, lease and license its assets and properties and to conduct its business as now being conducted and as described in the Registration Statement and Prospectus.

                        (iii) All of the outstanding shares of capital stock of the Japanese Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable and, except as otherwise described in the Registration Statement and Prospectus are owned by the Company (except for ____________________ shares which are held of record by _________________________) and, to the knowledge of such counsel, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue any shares of capital stock of the Japanese Subsidiary or any security, convertible or exchangeable or exercisable for capital stock of the Japanese Subsidiary.

                        (iv) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will (A) give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under (except those which have been obtained), or result in the execution or imposition of any lien, charge or encumbrance upon any property or assets of the Japanese Subsidiary pursuant to (i) the terms of any indenture, mortgage, deed of trust, note or other agreement or instrument of which such counsel is aware and to which the Japanese Subsidiary is a party by which it or any of its properties or business is bound or (ii) any franchise, license, permit, judgment, decree, order, statute, rule or regulation of which such counsel is aware or (B) violate any provision of the charter or bylaws of the Japanese Subsidiary, each as amended to date.

                        (v) To such counsel's knowledge, no default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default, in the due performance and observance of any term, covenant or condition by the Japanese Subsidiary of any indenture, mortgage, deed of trust, note or any other agreement or instrument to which the Japanese Subsidiary is a party or by which it or any of its assets or properties or businesses may be bound or effected, where the consequences of such default could have a material and adverse effect on the assets, properties, business, results of operations, prospects or condition (financial or otherwise) of the Japanese Subsidiary.

                        (vi) To such counsel's knowledge, the Japanese Subsidiary is not in violation of any term or provision of its charter or bylaws or any franchise, license, permit, judgment, decree, order, statute, rule or regulation where the consequences of such violation could have a material and adverse effect on the assets, properties, business, results of operations, prospects or condition (financial or otherwise) of the Japanese Subsidiary.

                        (vii) To such counsel's knowledge, there is no action, suit or other proceeding or investigation before any court or governmental agency or body, domestic or foreign, pending or threatened against, or involving the assets, properties or businesses of the Japanese Subsidiary or its directors or officers which could have a material adverse effect on the assets, properties, business, results of operations, prospects or condition (financial or otherwise) of the Japanese Subsidiary.

              To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of responsible officers of the Japanese Subsidiary and public officials and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of Japan; provided that such counsel shall state that in their opinion the Underwriters and they are justified in relying on such opinions. Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters.

                   (k) The Representatives shall have received on each Closing Date from Dr. Manfred Rapp and Hans Lutz, counsel to Aehr Test Systems GmbH (the "German Subsidiary"), an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

                        (i) The German Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of Germany and is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its business makes such qualification necessary, except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets, properties, business, results of operations, prospects or condition (financial or otherwise) of the German Subsidiary.

                        (ii) The German Subsidiary has all requisite corporate power and authority to own, lease and license its assets and properties and to conduct its business as now being conducted and as described in the Registration Statement and Prospectus.

                        (iii) All of the outstanding shares of capital stock of the German Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable and, except as otherwise described in the Registration Statement and Prospectus are owned by the Company (except for ____________________ shares which are held of record by _________________________) and, to the knowledge of such counsel, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue any shares of capital stock of the German Subsidiary or any security, convertible or exchangeable or exercisable for capital stock of the German Subsidiary.

                        (iv) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will (A) give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under (except those which have been obtained), or result in the execution or imposition of any lien, charge or encumbrance upon any property or assets of the German Subsidiary pursuant to (i) the terms of any indenture, mortgage, deed of trust, note or other agreement or instrument of which such counsel is aware and to which the German Subsidiary is a party by which it or any of its properties or business is bound or (ii) any franchise, license, permit, judgment, decree, order, statute, rule or regulation of which such counsel is aware or (B) violate any provision of the charter or bylaws of the German Subsidiary, each as amended to date.

                        (v) To such counsel's knowledge, no default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default, in the due performance and observance of any term, covenant or condition by the German Subsidiary of any indenture, mortgage, deed of trust, note or any other agreement or instrument to which the German Subsidiary is a party or by which it or any of its assets or properties or businesses may be bound or effected, where the consequences of such default could have a material and adverse effect on the assets, properties, business, results of operations, prospects or condition (financial or otherwise) of the German Subsidiary.

                        (vi) To such counsel's knowledge, the German Subsidiary is not in violation of any term or provision of its charter or bylaws or any franchise, license, permit, judgment, decree, order, statute, rule or regulation where the consequences of such violation could have a material and adverse effect on the assets, properties, business, results of operations, prospects or condition (financial or otherwise) of the German Subsidiary.

                        (vii) To such counsel's knowledge, there is no action, suit or other proceeding or investigation before any court or governmental agency or body, domestic or foreign, pending or threatened against, or involving the assets, properties or businesses of the German Subsidiary or its directors or officers which could have a material adverse effect on the assets, properties, business, results of operations, prospects or condition (financial or otherwise) of the German Subsidiary.

              To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of responsible officers of the German Subsidiary and public officials and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of Japan; provided that such counsel shall state that in their opinion the Underwriters and they are justified in relying on such opinions. Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters.

                   (l) All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and their counsel and the Underwriters shall have received from Gray Cary
    Ware & Freidenrich, counsel for the Underwriters, an opinion, addressed to the Representatives and dated such Closing Date, with respect to the Shares, the Registration Statement and Prospectus, and such other related matters, as the Representatives may reasonably request, and the Company shall have furnished to Gray Cary Ware & Freidenrich such documents as they may reasonably request for the purposes of enabling them to pass upon such matters.

                   (m) The Representatives shall have received copies of the Lock-Up Agreements executed by each entity or person described in
    Section 4(n).

                   (n) The Company and the Selling Shareholders shall have furnished or caused to be furnished to the Representatives such further certificates and documents as the Representatives shall have reasonably requested.

         7.   COVENANTS OF THE COMPANY AND THE SELLING SHAREHOLDERS.

                   (a) The Company covenants and agrees with the several Underwriters as follows:

                        (i) The Company shall prepare the Prospectus in a form approved by the Representatives and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430(a)(3) or Rule 434 under Securities Act.

                        (ii)  The Company shall promptly advise the
         Representatives (A) when any amendment to the Registration Statement shall have become effective, (B) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (C) of the prevention or suspension of the use of any preliminary prospectus or the Prospectus or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished the Representatives a copy for its review prior to filing and shall not file any such proposed amendment or supplement to which the Representatives reasonably object. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                        (iii) If, at any time when a Prospectus relating to the Shares is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (ii) of this
         Section 7(a) an amendment or supplements which shall correct such statement or omission or an amendment which shall effect such compliance.

                        (iv) The Company shall make generally available to its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an earning statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

                        (v) The Company shall make generally available to its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of each fiscal quarter in each fiscal year of the Company, a balance sheet of the Company as of the end of such fiscal quarter and statements of operations and cash flows of the Company for the portion of such fiscal year ended the last day of such fiscal quarter, all in reasonable detail and stating in comparative form the figures as of the corresponding date and for the corresponding period in the previous fiscal year, all such material to be prepared and certified by an authorized financial officer of the Company.

                        (vi) The Company shall furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any preliminary prospectus and the Prospectus and amendments thereof and supplements thereto as the Representatives may reasonably request.

                        (vii) In the event it becomes necessary to qualify the Shares for sale in various states, the Company shall cooperate with the Representatives and their counsel in endeavoring to qualify the Shares for offer and sale in connection with this offering under the state Blue Sky laws of such jurisdictions as the Representatives may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

                        (viii) For a period of five years after the date of this Agreement, the Company shall supply to the Representatives, and to each other Underwriter who may so request in writing, copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock and to furnish to the Representatives a copy of each annual or other report it shall be required to file with the Commission (including the Report on Form SR required by Rule 463 of the Rules).

                        (ix)  Without the prior written consent of
         Oppenheimer & Co., Inc., for a period of 180 days after the date of this Agreement, the Company shall not issue, sell or register (other than on Form S-8 or on a successor form), or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into, exercisable for or exchangeable for equity securities of the Company), except for the issuance of the Shares pursuant to the Registration Statement and the issuance of options pursuant to the Company's 1986 Incentive Stock Plan, 1996 Stock Option Plan, 1997 Employee Stock Purchase Plan and Employee Stock Bonus Plan (collectively, the "Stock Option Plans") as described in the Registration Statement and the Prospectus. In the event that during this period, (A) any options are issued pursuant to the Company's Stock Option Plans that are exercisable during such 180-day period or

         (B) any registration is effected on Form S-8 or on any successor form relating to options that are exercisable during such 180-day period, the Company shall obtain the written agreement of such grantee or holder of such registered securities that, for a period of 180 days after the date of this Agreement, such person will not, without the prior written consent of Oppenheimer & Co., Inc., offer for sale, sell, distribute, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or exercise any registration rights with respect to, any shares of Common Stock (or any securities convertible into, exercisable for, or exchangeable for any shares of Common Stock) owned by such person.

                        (x) On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by the Nasdaq National Market (including any required registration under the Exchange Act).

                        (xi) The Company will apply the net proceeds from the offering of the Shares in the manner set forth under "Use of Proceeds" in the Prospectus.

                   (b) The Company agrees to pay, or reimburse if paid by the Representatives, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Shares and the performance of the obligations of the Company under this Agreement including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, each preliminary prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Shares to the Representatives and the Underwriters;
    (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 7(a)(vii), including the reasonable fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs and shipping and mailing) to the Representatives and to the Underwriters of copies of each preliminary prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and the sale of the Shares by the Underwriters or by dealers to whom Shares may be sold;
    (v) the filing fees of the NASD in connection with its review of the terms of the public offering and reasonably fees and disbursements of counsel for the Underwriters in connection with such review; (vi) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of all reports and information required by
    Section 7(a)(iv), (v) and (viii); (vii) the inclusion of the Shares for quotation on the Nasdaq National Market; and (viii) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company to the Underwriters. Subject to the provisions of Section 10, the Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement not payable by the Company pursuant to the preceding sentence, including, without limitation, the fees and disbursements of counsel for the Underwriters.

                   (c) Each Selling Shareholder covenants and agrees with the Company that:

                        (i) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Internal Revenue Code of 1986, as amended, such Selling Shareholder shall deliver to you on or prior to each Closing Date a properly completed and executed United States Treasury Department Form W-8 or Form W-9, as applicable (or other applicable statement specified by Treasury Department regulations in lieu thereof).

                        (ii) Such Selling Shareholder will not take, directly or indirectly, any action designed to cause or result in the stabilization or manipulation of the price of the Common Stock of the Company.

                        (iii) Such Selling Shareholder will not, for a period of 180 days from the date of this Agreement, without the prior written consent of Oppenheimer & Co., Inc. on behalf of the Underwriters, sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock (or any securities convertible into, exercisable for, or exchangeable for any shares of Common Stock) owned by such Selling Shareholder.

         8.   INDEMNIFICATION.

                   (a) The Company and the Selling Shareholders agree, jointly and severally, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
    Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal or other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon
    (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereof, or arise out of or are based upon any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (ii) any breach of the representations and warranties set forth in Section 4 hereof, provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages, or liabilities arising from the sale of the Shares to any person by such

    Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, the Registration Statement or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by the Representatives on behalf of any Underwriter specifically for use therein. Notwithstanding the foregoing, the liability of a Selling Shareholder pursuant to the provisions of this Section 8(a) shall be limited to an amount equal to the aggregate net proceeds received by such Selling Shareholder from the sale of the Shares sold by the Selling Shareholder hereunder. This indemnity agreement will be in addition to any liability which the Company and the Selling Shareholders may otherwise have.

                   (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Shareholders, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, to the same extent as the foregoing indemnity from the Company or the Selling Shareholders to each Underwriter, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, contained in the last paragraph of the cover page, in the paragraph relating to stabilization on the inside front cover page of the Prospectus and the statement contained under the caption "Underwriting" in the Prospectus; provided, however, that the obligation of each Underwriter to indemnify the Company or the Selling Shareholders (including any controlling person, director or officer thereof), as the case may be, shall be limited to an amount equal to the net proceeds received by the Company from such Underwriter.

                   (c) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 8(a) or 8(b) shall be available to any party who shall fail to give notice as provided in this Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party, to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent.

         9. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in
Section 8(a) or 8(b) is due in accordance with its terms but for any reason is held to be unavailable to or is insufficient to hold harmless an indemnified party under Section 8(a) or 8(b), then each indemnifying party shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any persons who may be liable for contribution) to which the indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provide in Section 8 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Shareholders and the Underwriters shall be deemed to be in the same proportion as (1) the total proceeds from the offering (net of underwriting discounts but before deducting expenses) received by the Company or the Selling Shareholders, as set forth in the table on the cover page of the Prospectus, bear to (2) the underwriting discounts received by the Underwriters, as set forth in the table on the cover page of the Prospectus. The relative fault of the Company, the Selling Shareholders or the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the Company, the Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the

Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 9, (i) in no case shall any Underwriter (except as may be provided in the Agreement Among Underwriters) be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder; (ii) the Company shall be liable and responsible for any amount in excess of such underwriting discount; and (iii) in no case shall a Selling Shareholder be liable and responsible for any amount in excess of the aggregate net proceeds of the sale of Shares received by the Selling Shareholder hereunder; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or
Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company and the Selling Shareholders, subject in each case to clauses (i) and (ii) in the immediately preceding sentences of this Section 9. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

         10. TERMINATION. This Agreement may be terminated with respect to the Shares to be purchased on a Closing Date by the Representatives by notifying the Company and the Selling Shareholder at any time:

                   (a) in the absolute discretion of the Representatives at or before any Closing Date: (i) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representatives will in the future materially disrupt, the securities markets; (ii) if there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, inadvisable to proceed with the offering; (iii) if there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Representatives, inadvisable or impracticable to market the Shares; (iv) if trading in the Shares has been suspended by the Commission or trading generally on the New York Stock Exchange, Inc. or Nasdaq has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or by order of the Commission, the NASD or any other governmental or regulatory authority; or (v) if a banking moratorium has been declared by any state or Federal authority, or

                   (b) at or before any Closing Date, that any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement.

         If this Agreement is terminated pursuant to any of its provisions, neither the Company nor the Selling Shareholders shall be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company or the Selling Shareholders, except that (A) if this Agreement is terminated by the Representatives or the Underwriters because of any failure, refusal or inability on the part of the Company or a Selling Shareholder to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (B) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company, the Selling Shareholders or to the other Underwriters for damages occasioned by its failure or refusal.

         11. SUBSTITUTION OF UNDERWRITERS. If one or more of the Underwriters shall fail (other than for a reason sufficient to justify the cancellation or termination of this Agreement under Section 10) to purchase on any Closing Date the Shares agreed to be purchased on such Closing Date by such Underwriter or Underwriters, the Representatives may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Representatives may deem advisable or one or more of the remaining Underwriters may agree to purchase such Shares in such proportions as may be approved by the Representatives, in each case upon the terms set forth in this Agreement. If no such arrangements have been made by the close of business on the business day following such Closing Date,

                   (a) if the number of Shares to be purchased by the defaulting Underwriters on such Closing Date shall not exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then each of the nondefaulting Underwriters shall be obligated to purchase such Shares on the terms herein set forth in proportion to their respective obligations hereunder; provided, that in no event shall the maximum number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 11 by more than one-ninth of such number of Shares without the written consent of such Underwriter, or

                   (b) if the number of Shares to be purchase by the defaulting Underwriters on such Closing Date shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then the Company shall be entitled to an additional business day within which it may, but is not obligated to, find one or more substitute underwriters reasonably satisfactory to the Representatives to purchase such Shares upon the terms set forth in this Agreement.

          In any such case, either the Representatives or the Company shall have the right to postpone the applicable Closing Date for a period of not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus) may be effected by the Representatives and the Company. If the number of Shares to be purchased on such Closing Date by such defaulting Underwriter or Underwriters shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, and none of the nondefaulting Underwriters or the Company shall make arrangements pursuant to this Section within the period stated for the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Agreement shall terminate with respect to the Shares to be purchased on such Closing Date without liability on the part of any nondefaulting Underwriter to the Company or the Selling Shareholders, and without liability on the part of the Company or the Selling Shareholders, except in both cases as provided in Sections 7(b), 8, 9 and 10. The provisions of this Section shall not in any way affect the liability of any defaulting Underwriter to the Company, the Selling Shareholders or the nondefaulting Underwriters arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

         12. MISCELLANEOUS. The respective agreements, representations, warranties, indemnities and other statements of the Company of its officers, of the Selling Shareholders and of the Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or the Selling Shareholders or any of the officers, directors or controlling persons referred to in Sections 8 and 9 hereof, and shall survive delivery of and payment for the Shares. The provisions of Sections 7(b), 8, 9 and 10 shall survive the termination or cancellation of this Agreement.

          This Agreement has been and is made for the benefit of the Underwriters, the Company and the Selling Shareholders and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

          All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to the Representatives, c/o Oppenheimer & Co., Inc., Oppenheimer Tower, World Financial Center, New York, New York 10281, Attention: Syndicate Department, with a copy to Gray Cary Ware & Freidenrich, 400 Hamilton Avenue, Palo Alto, California 94301, Attention: Dennis C. Sullivan, Esq. facsimile 415-327-3699; (b) if to the Company, to its agent for service as such agent's address appears on the cover page of the Registration Statement, with a copy to Wilson, Sonsini, Goodrich & Rosati, Attention: Michael J. Danaher, Esq.; and
(c) if to the Selling Shareholders, to Gary Larson, Aehr Test Systems, 1667 Plymouth Street, Mountain View, California 94043.

          This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

          This Agreement (including the Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and supersedes all other agreements relating to the subject matter hereof.

          This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         Please confirm that the foregoing correctly sets forth the agreement among us.



                                       Very truly yours,
                                       AEHR TEST SYSTEMS

                                       By
                                         -------------------------------------
                                       Name:  Rhea J. Posedel
                                       Title: President and Chairman of the
                                              Board of Directors

                                       SELLING SHAREHOLDERS


                                       By
                                         -------------------------------------
                                           Attorney-in-Fact


                                       By
                                         -------------------------------------
                                           Attorney-in-Fact


Confirmed:

OPPENHEIMER & CO., INC.
NEEDHAM & COMPANY, INC.
Acting severally on behalf of
   themselves and as representatives
   of the several Underwriters named
   in Schedule I annexed hereto.

By OPPENHEIMER & CO., INC.



By
  ---------------------------------
    Name:
    Title:

                                      SCHEDULE I

                                          Number of Firm
                         Number of Firm    Shares to be
                          Shares to be    Purchased from     Total Number of
                         Purchased from    the Selling      Firm Shares to be
     Name                the Company      Shareholders         Purchased
-----------------------  --------------   --------------    -----------------
Oppenheimer & Co., Inc.
Needham & Company, Inc.




                                                              -------------
Total                                                           3,300,000
                                                              -------------
                                                              -------------

                                     SCHEDULE II
                                 SELLING SHAREHOLDERS


                                                   Number of Firm
                   Name                          Shares to be Sold
----------------------------------------    ---------------------------


                                                    -------------
    Total                                             1,100,000




                                                 Number of Option
                   Name                          Shares to be Sold
----------------------------------------    ---------------------------



                                                    -------------
    Total                                               495,000

                                    SCHEDULE 4(e)


                             Aehr Test Systems Japan K.K.
                                Aehr Test Systems GmbH
                         Aehr Test Foreign Sales Corporation